UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

WILSON BANK HOLDING COMPANY

(Exact name of Registrant as Specified in Its Charter)

Tennessee	0-20402	62-1497076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

623 West Main Street
Lebanon, Tennessee		37087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 444-2265

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2026, Wilson Bank Holding Company (the "Company") held its 2026 Annual Meeting of Shareholders (the "Shareholders Meeting") for which the Company's Board of Directors solicited proxies, at 5:00 p.m. (CDT). At the Shareholders Meeting, the Company's shareholders voted on the proposals as described in detail in the Company's definitive proxy statement for the Shareholders Meeting which was filed with the Securities and Exchange Commission on March 20, 2026 (the "Proxy Statement"). The proposals voted on and approved by the Company's shareholders at the Shareholders Meeting were as follows:

(1)
To elect four (4) Class I directors to hold office for a term of three (3) years until the Company's Annual Meeting of Shareholders in 2029, and in each case until their successors are duly elected and qualified. Each such director was elected by the following tabulation:

	For	Against	Withhold Authority	Broker Non-Votes
Class I Directors
J. Randall Clemons	6,408,256	—	111,478	—
William P. Jordan	6,358,294	—	161,440	—
James Anthony Patton	6,411,798	—	107,936	—
Lisa Pominski	6,420,028	—	99,706	—

In addition to the foregoing, the remaining directors not up for re-election at the Shareholders Meeting continue to serve on the Company's Board of Directors.

(2)
The ratification of the appointment of RubinBrown LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
6,374,070	2,066	143,598	—

(3)
The non-binding advisory vote on the Company's named executive officer compensation programs and practices, which were described in more detail in the Proxy Statement, was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
6,265,978	72,617	181,139	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

Date:	April 27, 2026	By:	/s/ John C. McDearman III
John C. McDearman III President/Chief Executive Officer